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                                                                    EXHIBIT 23.2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated November 19, 2003 relating to the financial statements and financial statement schedule, which appears in RemedyTemp, Inc.'s Annual Report on Form 10-K for the year ended September 28, 2003. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                                  /s/ PRICEWATERHOUSECOOPERS LLP

Orange County, California
August 25, 2004